Exhibit 99.2

Execution Version

EIGHTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Among

KODIAK OIL & GAS (USA) INC.

as Borrower,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Signatory Hereto

Dated as of April 3, 2013

EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Eighth Amendment to Amended and Restated Credit Agreement (this “Eighth Amendment”) effective as of the Eighth Amendment Effective Date (as defined below) is among Kodiak Oil & Gas (USA) Inc., a Colorado corporation (the “Borrower”), each of the Lenders that is a signatory hereto and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.                                    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 28, 2011 as amended by the First Amendment and Limited Waiver to Amended and Restated Credit Agreement, dated as of November 14, 2011, the Second Amendment to Amended and Restated Credit Agreement, dated as of November 14, 2011, the Third Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2012, the Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 3, 2012, the Fifth Amendment to Amended and Restated Credit Agreement, dated as of May 11, 2012, the Sixth Amendment to Amended and Restated Credit Agreement, dated as of October 15, 2012 and the Seventh Amendment to Amended and Restated Credit Agreement, dated as of January 15, 2013 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.                                    The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement in order to increase the Maximum Credit Amounts of the Lenders, extend the Maturity Date, decrease the Applicable Margin, revise certain language related to the issuance of Senior Notes and add language related to the Commodity Exchange Act.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eighth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Eighth Amendment refer to the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement

2.1                               Definitions.

(a) Section 1.02 is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“‘Commodity Exchange Act’ means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.”

“‘Eighth Amendment’ shall mean that certain Eighth Amendment to Amended and Restated Credit Agreement, dated as of April 3, 2013.”

“‘Excluded Swap Obligation’ means, with respect to any of the Borrower or any Guarantor, individually determined on a Person by Person basis, any Indebtedness in respect of any Swap Agreement if, and to the extent that, all or a portion of the guarantee of such Person of, or the grant by such Person of a security interest to secure, such Indebtedness in respect of any Swap Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Borrower’s or Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Indebtedness in respect of any Swap Agreement.

“‘Qualified ECP Guarantor’ means in respect of any Swap Agreement, the Borrower or any Guarantor that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Swap Agreement becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

(b) Section 1.02 is hereby amended by amending and restating the following definitions (or portions thereof) as follows:

“‘Applicable Margin’ means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	<25.0%	>25.0% <50.0%	≥50.0% <75.0%	≥75.0% <90.0%	≥90.0%
Eurodollar Loans	1.50%	1.75%	2.00%	2.25%	2.50%
ABR Loans	0.50%	.75%	1.00%	1.25%	1.50%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

”

“‘Indebtedness’ means any and all amounts owing or to be owing by the Borrower, any Subsidiary or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising): (a) to the Administrative Agent, the Issuing Bank or any Lender under any Loan Document; (b) to any Lender or any Affiliate of a Lender under any Swap Agreement between the Borrower or any Subsidiary and such Lender or Affiliate of a Lender while such Person (or in the case of its Affiliate, the Person affiliated therewith) is a Lender hereunder and (c) all renewals, extensions and/or rearrangements of any of the above; provided that solely with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder, Excluded Swap Obligations of such Guarantor shall in any event be excluded from “Indebtedness” owing by such Guarantor.”

“‘Maturity Date’ means April 2, 2018.”

“‘Secured Swap Agreement’ means any Swap Agreement of the Borrower or any Guarantor with a Secured Swap Party; provided, however, that any confirmation or other transaction entered into in respect of any such Swap Agreement after (a) the applicable Secured Swap Party ceases to be a Lender or an Affiliate of a Lender or (b) assignment by such applicable Secured Swap Party to a third party that is not an Approved Counterparty, shall be deemed not to be a “Secured Swap Agreement” for purposes of this Agreement and the other Loan Documents.”

“‘Secured Swap Party’ means (a) any Person that is a party to a Swap Agreement of the Borrower or any Guarantor that enters into such Swap Agreement while such Person is or before such Person becomes a Lender or an Affiliate of a Lender, whether or not such Person at any time ceases to be a Lender or an Affiliate of a Lender, as the case may be, or (b) any assignee of any Person described in clause (a) above so long as such assignee is an Approved Counterparty.”

“‘Swap Agreement’ means (i) any agreement with respect to any option, swap, floor, cap, collar, forward sale or forward purchase or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act); provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement; provided that a “Swap Agreement” shall not include a contract for the future sale and/or delivery of physical quantities of Hydrocarbons, (ii) put or call options or cap or floor transactions with respect to Hydrocarbons that are entered into solely for hedging, and not speculative, purposes and do not subject the Borrower or any Guarantor to any obligation thereunder other than the payment of the applicable premium for any such put or call option or cap or floor transaction.”

2.2                               Section 2.07(g). The first sentence of Section 2.07(g) is hereby amended and restated as follows:

“Notwithstanding anything to the contrary contained herein, on each date of issuance of Senior Notes by the Borrower or any of its Subsidiaries, the Borrowing Base then in effect shall automatically be reduced, without further action by any party hereto, by an amount equal to the product of 0.25 and the stated principal amount of the Senior Notes then being issued.”

2.3                               Section 7.20.  Section 7.20 is hereby amended to add the following sentence to the end of such Section:

“The Borrower is an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder.”

2.4                               Section 8.17. A new Section 8.17 is hereby added to the Credit Agreement immediately following Section 8.16 thereof, which Section 8.17 shall read in full as follows:

“Section 8.17.                    Commodity Exchange Act Keepwell Provisions. The Borrower hereby guarantees the payment and performance of all Indebtedness of each Guarantor that is a Subsidiary and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to such Guarantor that is a Subsidiary in order for such Guarantor that is a Subsidiary to honor its obligations under its respective Guaranty Agreement including obligations with respect to Swap Agreements (provided, however, that the Borrower shall only be liable under this Section 8.17 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.17, or otherwise under this Agreement or any Loan Document, as it relates to such Guarantors that are Subsidiaries, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower under this Section 8.17 shall remain in full force and effect until all Indebtedness is paid in full to the Lenders, the Administrative Agent and all other Secured Parties, and all of the Lenders’ Commitments are terminated. The Borrower intends that this Section 8.17 constitute, and this Section 8.17 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Guarantor that is a Subsidiary for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

2.5                               Section 9.19.                          A new Section 9.19 is hereby added to the Credit Agreement immediately following Section 9.18 thereof, which Section 9.19 shall read in full as follows:

“Section 9.19                       Non-Eligible Contract Participants.  The Borrower shall not permit any Guarantor that is a Subsidiary that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder to own, at any time, any Oil and Gas Properties or any Equity Interests in any Subsidiaries.  The Borrower shall not permit any Guarantor that is a Subsidiary to enter into Swap Agreements unless the Borrower is a Qualified ECP Guarantor at such time.”

2.6                               Section 10.02(c).  Section 10.02(c) is hereby amended to add the following language at the end of such Section immediately following the period at the end of such Section:

“Notwithstanding the foregoing, amounts received from the Borrower or any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder shall not be applied to the Indebtedness that is comprised of Excluded Swap Obligations (it being understood, that in the event that any amount is applied to Indebtedness other than Excluded Swap Obligations as a result of this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause fifth above from amounts received from “eligible contract participants” under the Commodity Exchange Act or any regulations promulgated thereunder to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Indebtedness described in clause fifth above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Indebtedness pursuant to clause fifth above).”

2.7                               Section 10.01(e). Section 10.01(e) is hereby amended and restated in its entirety as follows:

“(e)                            the Borrower or any Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), Section 10.01(b) or Section 10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (A) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or (B) a Responsible Officer of the Borrower or such Subsidiary otherwise becoming aware of such default.”

2.8                               Annex I.  Annex I is hereby amended and restated in its entirety with Annex I attached hereto.

Section 3.                                           Aggregate Elected Commitments.  Pursuant to Section 2.6(c) of the Credit Agreement, the Aggregate Elected Commitments shall be increased to $550,000,000.00, effective as of the date hereof.  As of the date hereof, the Borrower and the Lenders agree and acknowledge that the Elected Commitment of each Lender shall be as more particularly set forth on Annex I attached hereto and that each Lender shall be deemed to have executed and delivered Exhibit G attached to the Credit Agreement pursuant to the terms thereof.

Section 4                                              Borrowing Base Redetermination.  For the period from and including the Eighth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $650,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), (f), Section 8.13(c) or Section 9.12 of the Credit Agreement.  For the avoidance of doubt, the redetermination herein shall constitute the April 1, 2013 Scheduled Redetermination.

Section 5.                                           Conditions Precedent.  This Eighth Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Eighth Amendment Effective Date”):

5.1                               Eighth Amendment.  The Administrative Agent shall have received multiple counterparts of this Eighth Amendment as requested from the Borrower and all the Lenders.

5.2                               No Default.  No Default or Event of Default shall have occurred and be continuing as of the Eighth Amendment Effective Date.

5.3                               Opinion.  The Administrative Agent shall have received an opinion of (i) Dorsey & Whitney, LLP, special counsel to the Borrower and (ii) local counsel in North Dakota and any other jurisdictions requested by the Administrative Agent, each in form and substance acceptable to the Administrative Agent.

5.4                               Mortgage Supplements.  The Administrative Agent shall have received from the Borrower duly executed counterparts (in such number as may be requested by the Administrative Agent) of supplements to the Security Instruments, which supplements shall be in form and substance satisfactory to Administrative Agent.

5.5                               Title.  The Administrative Agent shall have received title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the total value of the Oil and Gas Properties evaluated by most recently delivered Reserve Report, including evidence that at least 95% of the total value of the Borrower’s Oil and Gas Properties included in the most recent Borrowing Base are on Federal leases, State leases, allotted lands or fee simple.

5.6                               Fees.  The Administrative Agent shall have received from the Borrower the fees set forth in that certain Fee Letter, dated as of the date hereof, between the Borrower and the Administrative Agent.

5.7                               Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

5.8                               Other.  The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request in advance in writing.

The Administrative Agent is hereby authorized and directed to declare this Eighth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted by Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6.                                           Ratification and Affirmation; Representations and Warranties; Etc.  The Borrower hereby (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Eighth Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects as though made on and as of the Eighth Amendment Effective Date (unless made as of a specific earlier date, in which case, such representation or warranty was true as of such date); (ii) no Default or Event of Default has occurred and is continuing; and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Section 7.                                           Amendment to Security Instruments.  No later than April 30, 2013, the Administrative Agent shall have received from the Borrower duly executed counterparts of amendments to the Security Instruments and opinions of counsel related thereto, which amendments and opinions shall be in form and substance satisfactory to the Administrative Agent.

Section 8.                                           Amendment to Guarantee and Pledge Agreement.

8.1                               Definitions.  The following definition in that certain Amended and Restated Guarantee and Pledge Agreement (the “Parent Guarantee”), dated as of October 28, 2011 between Kodiak Oil & Gas Corp. as Guarantor and the Administrative Agent is amended and restated in its entirety as follows:

“‘Obligations’ shall mean, collectively, all Indebtedness, liabilities and obligations of the Borrower and its Subsidiaries to the Secured Parties, of whatsoever nature and howsoever evidenced, due or to become due, now existing or hereafter arising, whether direct or indirect, absolute or contingent, which may arise under, out of, or in connection with the Credit Agreement, the other Loan Documents, each Secured Swap Agreement and all other agreements, guarantees, notes and other documents entered into by any party in connection therewith, and any amendment, restatement or modification of any of the foregoing, including, but not limited to, the full and punctual payment when due of any unpaid principal of the Loans and LC Exposure, any amounts payable in respect of an early termination under any Secured Swap Agreement, interest (including, without limitation, interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or postpetition interest is allowed in such proceeding), fees, reimbursement obligations, guaranty obligations, penalties, indemnities, legal and other fees, charges and expenses, and amounts advanced by and expenses incurred in order to preserve any collateral or security interest, whether due after acceleration or otherwise; provided that solely with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder, Excluded Swap Obligations of such Guarantor shall in any event be excluded from “Obligations” owing by such Guarantor.”

8.2                               Section 2.01.                          A new Section 2.01(f) is hereby added to the Parent Guarantee immediately following Section 2.01(e) thereof, which Section 2.01(f) shall read in full as follows:

“(f)                             To the extent that Guarantor is a Qualified ECP Guarantor, Guarantor hereby guarantees the payment and performance of all Obligations of the Borrower and each Guarantor and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by such Person in order for such Person to honor its obligations (a) under Swap Agreements to which such Person is a party and (b) under such Person’s Guaranty Agreement including obligations with respect to Swap Agreements (provided, however, that Guarantor shall only be liable under this Section 2.01(f) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.01(f), or otherwise under this Agreement or any Loan Document, as it relates to such other Persons, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of Guarantor under this Section 2.01(f) shall remain in full force and effect until all Obligations are paid in full to the Lenders, the Administrative Agent and all other Secured Parties, and all of the Lenders’ Commitments are terminated. The parties intend that this Section 2.01(f) constitute, and this Section 2.01(f) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of the Borrower and each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

Section 9.                                           Amendment to Guarantee and Collateral Agreement.

9.1                               Definitions.                                  The following definition in that certain Amended and Restated Guarantee and Collateral Agreement (the “Guarantee and Collateral Agreement”), dated as of October 28, 2011 between the Borrower and the Administrative Agent is amended and restated in its entirety as follows:

“‘Obligations’ shall mean, collectively, all Indebtedness, liabilities and obligations of the Borrower and each Guarantor to the Secured Parties, of whatsoever nature and howsoever evidenced, due or to become due, now existing or hereafter arising, whether direct or indirect, absolute or contingent, which may arise under, out of, or in connection with the Credit Agreement, the other Loan Documents, each Secured Swap Agreement and all other agreements, guarantees, notes and other documents entered into by any party in connection therewith, and any amendment, restatement or modification of any of the foregoing, including, but not limited to, the full and punctual payment when due of any unpaid principal of the Loans and LC Exposure, any amounts payable in respect of an early termination under any Secured Swap Agreement, interest (including, without limitation, interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or postpetition interest is allowed in such proceeding), fees, reimbursement obligations, guaranty obligations, penalties, indemnities, legal and other fees, charges and expenses, and amounts advanced by and expenses incurred in order to preserve any collateral or security interest, whether due after acceleration or otherwise; provided that solely with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder, Excluded Swap Obligations of such Guarantor shall in any event be excluded from “Obligations” owing by such Guarantor.”

9.2                               Section 2.01.                          A new Section 2.01(f) is hereby added to the Guarantee and Collateral Agreement immediately following Section 2.01(e) thereof, which Section 2.01(f) shall read in full as follows:

“(f)                             To the extent that Guarantor is a Qualified ECP Guarantor, Guarantor hereby guarantees the payment and performance of all Obligations of the Borrower and each Guarantor and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by such Person in order for such Person to honor its obligations (a) under Swap Agreements to which such Person is a party and (b) under such Person’s Guaranty Agreement including obligations with respect to Swap Agreements (provided, however, that Guarantor shall only be liable under this Section 2.01(f) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.01(f), or otherwise under this Agreement or any Loan Document, as it relates to such other Persons, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of Guarantor under this Section 2.01(f) shall remain in full force and effect until all Obligations are paid in full to the Lenders, the Administrative Agent and all other Secured Parties, and all of the Lenders’ Commitments are terminated. The parties intend that this Section 2.01(f) constitute, and this Section 2.01(f) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of the Borrower and each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

Section 10.                                    Miscellaneous.

10.1                        Confirmation.  The provisions of the Credit Agreement and the Guaranty Agreements (as amended by this Eighth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Eighth Amendment.  This Eighth Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement.

10.2                        No Waiver.  Neither the execution by the Administrative Agent or the Lenders of this Eighth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Eighth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.  Similarly, nothing contained in this Eighth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this Eighth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

10.3                        Counterparts.  This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Eighth Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

10.4                        Successors and Assigns.  This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.5                        Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and reasonable expenses incurred in connection with this Eighth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

10.6                        Severability.  Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.7                        No Oral Agreement.  THIS WRITTEN EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

10.8                        Governing Law.  THIS EIGHTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed effective as of the date first written above.

BORROWER:	KODIAK OIL & GAS (USA) INC., a Colorado Corporation

	By:	/s/ James P. Henderson
	Name:	James P. Henderson
	Title:	Chief Financial Officer

FOR PURPOSES OF SECTION 7 ONLY:	KODIAK OIL & GAS CORP.,
a corporation continued under the laws of Yukon Territories, Canada

	By:	/s/ James P. Henderson
	Name:	James P. Henderson
	Title:	Chief Financial Officer

Signature Page - 1

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N.A., as Administrative Agent

	By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

LENDERS:	WELLS FARGO BANK, N.A.

	By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

Signature Page - 2

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Signature Page - 3

BMO HARRIS FINANCING, INC.

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

Signature Page - 4

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page - 5

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

Signature Page - 6

SCOTIABANC, INC.

By:	/s/ K. Zhou
Name:	K. Zhou
Title:	Director

Signature Page - 7

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Vice President

By:	/s/ Wei-Jen Yuan
Name:	Wei-Jen Yuan
Title:	Associate

Signature Page - 8

COMERICA BANK

By:	/s/ Katya Evseev
Name:	Katya Evseev
Title:	Assistant Vice President

Signature Page - 9

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Tara McLean
Name:	Tara McLean
Title:	Vice President

Signature Page - 10

JPMORGAN CHASE BANK, N.A.

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

Signature Page - 11

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

Signature Page - 12

SUNTRUST BANK

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

Signature Page - 13

CADENCE BANK, N.A.

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

Signature Page - 14

REAFFIRMATION AND RATIFICATION: Each Guarantor hereby (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document, including each Guaranty Agreement, to which it is a party and agrees that each Loan Document, including each Guaranty Agreement,  to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Eighth Amendment: (i) all of the representations and warranties contained in each Loan Document, including each Guaranty Agreement, to which such Guarantor is a party are true and correct in all material respects as though made on and as of the Eighth Amendment Effective Date (unless made as of a specific earlier date, in which case, such representation or warranty was true as of such date); (ii) no Default or Event of Default has occurred and is continuing; and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

ACKNOWLEDGED AND RATIFIED:	KODIAK OIL & GAS CORP., a corporation continued under the laws of Yukon Territories, Canada

	By:	/s/ James P. Henderson
	Name:	James P. Henderson
	Title:	Chief Financial Officer

Acknowledgment and Ratification

Annex I

MAXIMUM CREDIT AMOUNT, ELECTED COMMITMENT AND
PRO RATA SHARES

Lender	Maximum Credit Amount	Elected Commitment	Applicable Percentage
Wells Fargo Bank, N.A.	$220,000,000	$80,666,666.67	14.6666666666667%
KeyBank National Association	$180,000,000	$66,000,000.00	12.0000000000000%
BMO Harris Financing, Inc.	$180,000,000	$66,000,000.00	12.0000000000000%
Royal Bank of Canada	$180,000,000	$66,000,000.00	12.0000000000000%
The Bank of Nova Scotia	$90,000,000	$33,000,000.00	6.0000000000000%
Scotiabanc Inc.	$90,000,000	$33,000,000.00	6.0000000000000%
Credit Suisse AG, Cayman Islands Branch	$80,000,000	$29,333,333.33	5.3333333333333%
Comerica Bank	$80,000,000	$29,333,333.33	5.3333333333333%
U.S. Bank National Association	$80,000,000	$29,333,333.33	5.3333333333333%
JPMorgan Chase Bank, N.A.	$80,000,000	$29,333,333.33	5.3333333333333%
Deutsche Bank Trust Company Americas	$80,000,000	$29,333,333.33	5.3333333333333%
SunTrust Bank	$80,000,000	$29,333,333.33	5.3333333333333%
Cadence Bank, N.A.	$80,000,000	$29,333,333.33	5.3333333333333%